                                                                   Exhibit 10.22


                                                                [EXECUTION COPY]

















                          AGREEMENT AND PLAN OF MERGER

                            Dated as of July 9, 1999

                                      among

                       WORLDWIDE WEB NETWORX CORPORATION,

                         INTRAC ACQUISITION CORPORATION,

                                THE INTRAC GROUP

                                       and

                          THE SELLERS SIGNATORY HERETO

                                TABLE OF CONTENTS

                                                                                                        PAGE NUMBER
ARTICLE I  DEFINITIONS............................................................................................1

   1.1        DEFINED TERMS.......................................................................................1

ARTICLE II  THE MERGER, THE SURVIVING CORPORATION; CONVERSION OF SHARES...........................................9

   2.1        THE MERGER..........................................................................................9
   2.2        THE SURVIVING CORPORATION..........................................................................10
   2.3        CONVERSION OF SHARES...............................................................................10
   2.4        CLOSING OF TRANSFER BOOKS..........................................................................11

ARTICLE III  MERGER AND CLOSING..................................................................................11

   3.1        CLOSING............................................................................................11
   3.2.       MERGER CONSIDERATION...............................................................................12
   3.3        WORKING CAPITAL CONTRIBUTION.......................................................................12
   3.4        FURTHER ASSURANCES; POST-CLOSING COOPERATION.......................................................12

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF SELLERS
AND INTRAC
   4.1        AUTHORITY ........................................................................................13
   4.2        ORGANIZATION OF INTRAC.............................................................................13
   4.3        CAPITALIZATION AND OWNERSHIP.......................................................................13
   4.4        TITLE TO SHARES....................................................................................14
   4.5        SUBSIDIARIES.......................................................................................14
   4.6        NO CONFLICTS.......................................................................................14
   4.7        GOVERNMENTAL APPROVALS AND FILINGS.................................................................15
   4.8        BOOKS AND RECORDS..................................................................................15
   4.9        FINANCIAL STATEMENTS...............................................................................15
   4.10       ABSENCE OF CHANGES.................................................................................15
   4.11       UNDISCLOSED LIABILITIES............................................................................17
   4.12       TAXES..............................................................................................18
   4.13       COMPLIANCE WITH LAWS AND ORDERS....................................................................19
   4.14       BENEFIT PLANS; ERISA...............................................................................19
   4.15       REAL PROPERTY......................................................................................19
   4.16       TANGIBLE PERSONAL PROPERTY:  INVESTMENT ASSETS.....................................................19
   4.17       INTELLECTUAL PROPERTY RIGHTS.......................................................................19
   4.18       CONTRACTS..........................................................................................19
   4.19       LITIGATION AND CLAIMS..............................................................................21
   4.20       LICENSES...........................................................................................21
   4.21       INSURANCE..........................................................................................21
   4.22       ENVIRONMENTAL MATTERS..............................................................................21

   4.23       PRODUCT WARRANTY...................................................................................21
   4.24       BROKERS............................................................................................21
   4.25       PRODUCT WARRANTY...................................................................................22
   4.26       AFFILIATE TRANSACTIONS.............................................................................22
   4.27       EMPLOYEES: LABOR RELATIONS.........................................................................22
   4.28       ENVIRONMENTAL MATTERS .............................................................................22
   4.29       BANK AND BROKERAGE ACCOUNTS........................................................................22
   4.30       DISCLOSURE.........................................................................................23

ARTICLE V  REPRESENTATIONS AND WARRANTIES OF WWWX AND ACQUISITION SUB............................................23

   5.1        ORGANIZATION.......................................................................................23
   5.2        AUTHORITY..........................................................................................23
   5.3        NO CONFLICTS.......................................................................................23
   5.4        GOVERNMENTAL APPROVALS AND FILINGS.................................................................24
   5.5        PURCHASE FOR INVESTMENT............................................................................24
   5.6        BROKERS............................................................................................24
   5.7        WWWX SHARES........................................................................................24
   5.8        BUSINESS...........................................................................................25
   5.9        COMPLETION OF DUE............................................................................ 25

ARTICLE VI  COVENANTS OF INTRAC AND THE SELLERS..................................................................25

   6.1        REGULATORY AND OTHER APPROVALS.....................................................................25
   6.2        INVESTIGATION BY WWWX AND ACQUISITION SUB..........................................................26
   6.3        CONDUCT OF BUSINESS................................................................................26
   6.4        EMPLOYEE MATTERS...................................................................................27
   6.5        CERTAIN RESTRICTIONS...............................................................................27
   6.6        AFFILIATE TRANSACTIONS.............................................................................28
   6.7        BOOKS AND RECORDS..................................................................................28
   6.8        NOTICE AND CURE....................................................................................29
   6.9        FULFILLMENT OF CONDITIONS..........................................................................29
   6.10       COMPOSITION OF BOARD OF DIRECTORS..............................................................Page #

ARTICLE VII  COVENANTS OF WWWX AND ACQUISITION SUB...............................................................29

   7.1        REGULATORY AND OTHER APPROVALS.....................................................................29
   7.2        NOTICE AND CURE....................................................................................30
   7.3        FULFILLMENT OF CONDITIONS..........................................................................30
   7.4        BUSINESS...........................................................................................30
   7.5        COMPLETION OF DUE DILIGENCE........................................................................31
   7.6        MANAGEMENT OF ACQUISITION SUB.....................................................................31

ARTICLE VIII  CONDITIONS TO OBLIGATIONS OF WWWX AND ACQUISITION SUB..............................................31

   8.1        REPRESENTATIONS AND WARRANTIES.....................................................................31
   8.2        PERFORMANCE........................................................................................31

   8.3        SELLERS' CERTIFICATE; OFFICERS' CERTIFICATES.......................................................31
   8.4        ORDERS AND LAWS....................................................................................32
   8.5        REGULATORY CONSENTS AND APPROVALS..................................................................32
   8.6        THIRD PARTY CONSENTS...............................................................................32
   8.7.       PROCEEDINGS........................................................................................32
   8.8        OPINIONS OF COUNSEL................................................................................33
   8.9        OTHER TRANSACTION DOCUMENTS........................................................................33

ARTICLE IX  CONDITIONS TO OBLIGATIONS OF SELLERS AND INTRAC......................................................33

   9.1        REPRESENTATIONS AND WARRANTIES.....................................................................33
   9.2        PERFORMANCE........................................................................................34
   9.3        OFFICERS' CERTIFICATES.............................................................................33
   9.4        ORDERS AND LAWS....................................................................................34
   9.5        REGULATORY CONSENTS AND APPROVALS..................................................................34
   9.6        THIRD PARTY CONSENTS...............................................................................34
   9.7        OPINION OF COUNSEL.................................................................................35
   9.8        PROCEEDINGS........................................................................................35
   9.9        OTHER TRANSACTION DOCUMENTS........................................................................35
   9.10       TAX FREE EXCHANGE..................................................................................35

ARTICLE X  TAX MATTERS AND POST-CLOSING TAXES....................................................................35

   10.1       TRANSFER TAXES.....................................................................................35
   10.2       TAX COOPERATION....................................................................................35

ARTICLE XI  SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS....................................36

   11.1       SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS..................................36

ARTICLE XII  INDEMNIFICATION.....................................................................................36

   12.1       INDEMNIFICATION....................................................................................36
   12.2       METHOD OF ASSERTING CLAIMS.........................................................................37

ARTICLE XIII  TERMINATION........................................................................................40

   13.1       TERMINATION........................................................................................40
   13.2       EFFECT OF TERMINATION..............................................................................41

ARTICLE XIV  MISCELLANEOUS.......................................................................................41

   14.1       NOTICES............................................................................................41
   14.2       RESTRICTIVE COVENANTS..............................................................................42
   14.3       COVENANTS AGAINST COMPETITION......................................................................42
   14.4       ENTIRE AGREEMENT...................................................................................45
   14.5       EXPENSES...........................................................................................45
   14.6       PUBLIC ANNOUNCEMENTS...............................................................................46
   14.7       WAIVER.............................................................................................46

   14.8       AMENDMENT..........................................................................................46
   14.9       NO THIRD PARTY BENEFICIARY.........................................................................46
   14.10      NO ASSIGNMENT: BINDING EFFECT. ....................................................................46
   14.11      HEADINGS...........................................................................................47
   14.12      INVALID PROVISIONS.................................................................................47
   14.13      GOVERNING LAW ....................................................................................47
   14.14      COUNTERPARTS........................................................................................4




                                    EXHIBITS


EXHIBIT   A   Form of Employment Agreement
EXHIBIT   B   Memorandum of Terms for Shareholders Agreement for ATM Service,
          Ltd.
EXHIBIT   C   Terms for the Management of Acquisition Sub


                                    SCHEDULES

SCHEDULE 3.2   Shareholders
SCHEDULE 4.10  Material Changes
SCHEDULE 4.17  Intellectual Property Rights
SCHEDULE 4.18  Contracts
SCHEDULE 4.19  Litigation and Claims
SCHEDULE 4.20  Licenses
SCHEDULE 4.21  Insurance
SCHEDULE 4.27  Officers, Directors and Employees
SCHEDULE 14.1  Notification Addresses

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of July 9, 1999, among WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("WWWX"), INTRAC ACQUISITION CORPORATION, a Delaware corporation ("ACQUISITION SUB"), THE INTRAC GROUP, a Nevada corporation ("INTRAC"), and the individual Sellers signatory hereto (the "SELLERS").

BACKGROUND

         A. Intrac is an international marketing and financial services organization engaged in the development of marketing solutions and asset management programs for clients (the "BUSINESS").

         B. Sellers own all of the issued and outstanding shares of Common Stock of Intrac.

         C. Intrac, Sellers, WWWX, and Acquisition Sub have agreed to merge Intrac into Acquisition Sub and, simultaneously therewith, Sellers shall exchange their shares of Common Stock for the Merger Consideration, on the terms and conditions set forth in this Agreement.

         D. Subsequent to the execution and delivery of this Agreement, WWWX and Acquisition Sub intend to continue at least one historic business line of Intrac, or to use at least a significant portion of Intrac's historic business assets in a business, in each case for a period of at least 1 year following the Closing Date, within the meaning of Treasury Regulation Section 1.368-1(d).

         E. It is the intention of the parties hereto that the Merger shall, for federal income tax purposes, qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as amended.

AGREEMENT

In consideration of the Background, which is incorporated by reference, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound legally, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

DEFINED TERMS

         (a) DEFINED TERMS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  (i) "ACQUISITION PROPOSAL" means any proposal for a merger or other business combination to which Intrac is a party or the direct or indirect acquisition of any equity interest in, or a substantial portion of the assets of, Intrac, other than the transactions contemplated by this Agreement.

                  (ii) "ACQUISITION SUB" means Intrac Acquisition Corporation, a Delaware corporation.

                  (iii) "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

                  (iv) "AFFILIATE" means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether by Contract or otherwise, and, in any event and without limitation of the foregoing, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

                  (v) "AGREEMENT" means this Agreement and Plan of Merger and the Exhibits and Schedules hereto and the certificates delivered in accordance with SECTIONS
                           8.3 and 9.3, as the same shall be amended, modified or supplemented from time to time.

                  (vi) "AMENDED AND RESTATED ATM SERVICE, LTD. SHAREHOLDERS AGREEMENT" means the shareholders agreement to be entered into among the Sellers, Warren Rothstein, and WWWX, relating to ATM Service, Ltd. and containing the essential terms that appear in the Memorandum of Terms for Shareholders Agreement for ATM Service, Ltd. attached to this Agreement as EXHIBIT B.

                  (vii)    "ANNUAL FINANCIAL STATEMENT DATE" means December 31,
                           1998.

                  (viii) "ANNUAL FINANCIAL STATEMENTS" means the Financial Statements for Intrac's fiscal year ended December 31, 1998, delivered to WWWX and Acquisition Sub pursuant to SECTION 4.9.


                  (ix) "ARTICLES OF MERGER" has the meaning ascribed to it in SECTION 2.1 (b).


                  (x) "ASSETS AND PROPERTIES" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

                  (xi) "ATM" means ATM Service, Ltd., a Delaware corporation.

                  (xii) "BENEFIT PLAN" means any employee benefit plan established by Intrac, or any predecessor or Affiliate of Intrac, existing at the Closing Date or prior thereto, to which Intrac contributes or has contributed, or under which any employee, former employee or director of Intrac or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

                  (xiii) "BOOKS AND RECORDS" means all files, documents, instruments, papers, books and records relating to the Business or Condition of Intrac including, without limitation, financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

                  (xiv) "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

                  (xv) "BUSINESS OR CONDITION OF INTRAC" means the business, condition (financial or otherwise), results of operations, Assets and Properties of Intrac taken as a whole.

                  (xvi) "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder.

                  (xvii) "CERTIFICATE OF MERGER" has the meaning ascribed to it in SECTION 2.1 (B).

                  (xviii)  "CLAIM NOTICE" means written notification pursuant to
                           SECTION 12.2 (A) of a Third Party Claim as to which indemnity under SECTION 12.1 is sought by an Indemnified Party, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim against the Indemnifying Party under SECTION 12.1, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such Third Party Claim.

                  (xix) "CLOSING" means the closing of the transactions contemplated by SECTION 3.1.

                  (xx) "CLOSING DATE" means (a) July 23, 1999 or (b) such other date as WWWX, Acquisition Sub, Intrac, and Sellers mutually agree upon in writing.

                  (xxi) "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (xxii) "COMMON STOCK" means the common stock, no par value, of Intrac.

                  (xxiii) "CONTRACT" means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

                  (xxiv) "CONSTITUENT CORPORATIONS" means, collectively, Acquisition Sub and Intrac.

                  (xxv) "DGCL" means the Delaware General Corporation Law, as amended, modified or supplemented from time to time.

                  (xxvi) "DISPUTE PERIOD" means the period ending thirty (30) days following receipt by an Indemnifying Party of either a Claim Notice or an Indemnity Notice.

                  (xxvii)  "DISSENTING SHARES" has the meaning ascribed to it in
                           SECTION 2.3 (D) hereof.

                  (xxviii) "EFFECTIVE TIME" has the meaning set forth in SECTION
                           2.1 (B) hereof.

                  (xxix) "EMPLOYMENT AGREEMENTS" means the Employment Agreements to be entered into between each of Acquisition Sub and ATM and each Seller each substantially in the form of EXHIBIT A.

                  (xxx) "ENVIRONMENTAL LAW" means any Law or Order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes. (xxxi) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                  (xxxii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (xxxiii) "FINANCIAL STATEMENTS" means the financial statements of Intrac delivered to Acquisition Sub pursuant to
                           SECTION 4.9 (A).

                  (xxxiv) "GAAP" means United States generally accepted accounting principles, consistently applied.


                  (xxxv) "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  (xxxvi) "INDEBTEDNESS" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments,
                           (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in CLAUSES
                           (I) through (IV) above of any other Person.

                  (xxxvii) "INDEMNIFIED PARTY" means any Person claiming
                           indemnification under any provision of ARTICLE XIII.

                  (xxxviii) "INDEMNIFYING PARTY" means any Person against whom a claim for indemnification is being asserted under any provision of ARTICLE XII.


                  (xxxix) "INDEMNITY NOTICE" means written notification pursuant to SECTION 12.2 (b) of a claim for indemnity under ARTICLE XII by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably determinable, the estimated amount, determined in good faith, of the Loss arising from such claim.


                  (xl) "INTELLECTUAL PROPERTY" means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.


                  (xli) "INTERIM FINANCIAL STATEMENT DATE" means the last day of the most recent fiscal period of Intrac for which Financial Statements are delivered to Acquisition Sub pursuant to SECTION 4.9 (b).



                  (xlii) "INTERIM FINANCIAL STATEMENTS" means the Financial Statements for the most recent fiscal period of the Intrac delivered to Acquisition Sub pursuant to
                           SECTION 4.9 (b).


                  (xliii) "INTRAC" means The Intrac Group, a Nevada corporation, and its successors and assigns.

                  (xliv) "INVESTMENT ASSETS" means all debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or exchangeable for other securities), interests in joint ventures and general and limited partnerships, mortgage loans and other investment or portfolio assets owned of record or beneficially by Intrac or any Subsidiary and issued by any Person other than Intrac or any Subsidiary (other than trade receivables generated in the ordinary course of business of Intrac).

                  (xlv)    "IRS" means the United States Internal Revenue
                           Service.

                  (xlvi) "KNOWLEDGE OF SELLERS" or "KNOWN TO SELLERS" means the actual knowledge of Sellers and/or any officer, director, or manager or supervisory employee of Intrac.

                  (xlvii) "LAWS" means all laws, statutes, rules, regulations, and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  (xlviii) "LIABILITIES" means all Indebtedness, obligations, and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

                  (xlix) "LICENSES" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  (l) "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  (li) "LOSS" means any and all actual damages, fines, fees, liabilities, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, reasonable fees of attorneys, accountants and other experts or other proceedings or of any claim, default or assessment) and specifically excluding any and all consequential, punitive, and similar damages, fines, fees, liabilities, penalties, deficiencies, and losses.

                  (lii) "MERGER" means the merger of Intrac with and into Acquisition Sub, as more fully described in SECTION
                           2.1 hereof.

                  (liii) "MERGER CONSIDERATION" has the meaning ascribed to it in SECTION 3.2.

                  (liv) "NRS" means the Nevada Revised Statutes, as amended and supplemented.

                  (lv) "OPTION" with respect to any Person means any security, right, subscription, warrant, option, "phantom" stock right or other Contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted.

                  (lvi) "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  (lvii) "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA.


                  (lviii) "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not impair the value of the property subject to such Lien or the use of such property in the conduct of the business of Intrac.

                  (lix) "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  (lx)     "REPRESENTATIVES" has the meaning ascribed to it in
                           SECTION 6.2.

                  (lxi)    "RESOLUTION PERIOD" means the period ending thirty
                           (30) days following receipt by an Indemnified Party of a written notice from an Indemnifying Party stating that it disputes all or any portion of a claim set forth in a Claim Notice or an Indemnity Notice.

                  (lxii) "SELLERS" means the Persons signatory hereto which own the Common Stock, and the heirs, executors, administrators and personal representatives of each of them.


                  (lxiii) "SELLER INDEMNIFIED PARTIES" means Sellers and the officers, directors, employees, and agents of the Sellers.

                  (lxiv) "SHARES" means the shares of Common Stock set forth on the attached SCHEDULE 3.2 representing all of the issued and outstanding capital stock of Intrac and all of the Common Stock owned by each of the Sellers.

                  (lxv) "SUBSIDIARY" means any Person in which Intrac, directly or indirectly through Acquisition Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.


                  (lxvi) "SURVIVING CORPORATION" has the meaning ascribed to it in SECTION 2.1(a).

                  (lxvii) "TAX RETURNS" means a report, return or other information (including any amendments) required to be supplied to a governmental entity by Intrac with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Intrac.


                  (lxviii) "TAXES" means mean any federal, state, county, local or foreign taxes, charges, fees, levies, other assessments, or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any taxes and any expenses incurred in connection with the determination, settlement or litigation of any Tax liability.

                  (lxix) "TRANSACTION DOCUMENTS" means this Agreement, the Employment Agreements, the Amended and Restated ATM Service, Ltd. Shareholders Agreement and the other agreements and documents delivered herewith and therewith.

                  (lxx)    "THIRD PARTY CLAIM" has the meaning ascribed to it in
                           SECTION 12.2(a).


                  (lxxi)   "TRANSFER TAXES" has the meaning ascribed to it in
                           SECTION 10.1.

                  (lxxii) "WWWX" means WorldWide Web NetworX Corporation, a Delaware corporation, and its successors and assigns.

                  (lxxiii) "WWWX SHARES" has the meaning ascribed to it in
                           SECTION 3.2(b)


                  (lxxiv) "WWWX INDEMNIFIED PARTIES" means WWWX, Acquisition Sub, and the respective officers, directors, employees, and agents of each of them.


     (b) CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context of this Agreement otherwise requires, (i) words of one gender include the other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practice of Intrac or a Subsidiary. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                   ARTICLE II
           THE MERGER, THE SURVIVING CORPORATION; CONVERSION OF SHARES

2.1      THE MERGER.

         (a)       PROCEDURES OF MERGER.

                  i. At the Effective Time and subject to the terms and conditions of this Agreement, Intrac shall be merged into Acquisition Sub and the separate existence of Intrac shall thereupon cease, in accordance with the applicable provisions of the DGCL and the NRS.

                  ii. Acquisition Sub will be the surviving corporation in the Merger (sometimes referred to herein as the "SURVIVING CORPORATION") and will continue to be governed by the laws of the State of Delaware, and the separate corporate existence of Acquisition Sub and all of its rights, privileges, immunities and franchises, public or private, and all its duties and liabilities as a corporation organized under the DGCL, will continue unaffected by the Merger.

                  iii. The Merger will have the effects specified by the DGCL and the NRS.

         (b)      EFFECTIVE TIME.
                  As soon as practicable following fulfillment or waiver of the conditions specified in ARTICLES VIII and IX hereof, and provided that this Agreement has not been terminated or abandoned pursuant to ARTICLE XIII hereof, the Constituent Corporations shall cause a Certificate of Merger (the "CERTIFICATE OF MERGER") to be filed with the office of the Secretary of State of the State of Delaware as provided in
                  Section 252 of the DGCL and will cause the Merger Agreement together with a duly executed Certificate of Approval of Merger, certificates of the officers of WWWX and the Constituent Corporations and tax clearance certificates to be filed with the office of the Secretary of State of the State of Delaware, as required by the DGCL. The Constituent Corporations will also cause Articles of Merger (the "ARTICLES OF MERGER") to be filed with the Secretary of State of the State" of Nevada pursuant to NRS 92A.200. Subject to and in accordance with the laws of the States of Delaware and Nevada, the Merger will become effective at the date and time the Certificate of Merger is filed with the office of the Secretary of State of the State of Delaware and the Articles of Merger are filed with the Secretary of State of the State of Nevada or such later time or date as may be specified in the Certificate of Merger and the Articles of Merger (the "EFFECTIVE TIME"). Each of the parties will use its best efforts to cause the merger to be consummated as soon as practicable following the fulfillment or waiver of the conditions specified in ARTICLES VIII and IX hereof.


2.2      THE SURVIVING CORPORATION.

                  (a) CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Acquisition Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time.

                  (b) BY-LAWS. The By-Laws of Acquisition Sub as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation after the Effective Time.


                  (c) BOARD OF DIRECTORS. From and after the Effective Time, the Board of Directors of Acquisition Sub shall be the Board of Directors of the Surviving Corporation.

2.3      CONVERSION OF SHARES.


                  (a) CONVERSION OF SHARES OF INTRAC IN THE MERGER. Pursuant to this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of any holder of Common Stock, each share of Common Stock, other than Dissenting Shares, shall, subject to SUBSECTION (d) below (in addition to the other Merger Consideration) be converted into, and become exchangeable for, the WWWX Shares.


                  (b) STATUS OF ACQUISITION SUB SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Acquisition Sub, each issued and outstanding share of common stock of Acquisition Sub shall continue unchanged and remain outstanding as a share of common stock of the Surviving Corporation.


                  (c)       EXCHANGE OF INTRAC CAPITAL STOCK CERTIFICATES.


                           i. On the Closing Date, WWWX shall make available to the Sellers the certificates representing the WWWX Shares required to effect the exchange referred to in this
                                    SECTION 2.3 below. WWWX Shares into which the Common Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time.
                           ii. From and after the Effective Time, each holder of a certificate which immediately prior to the Effective Time represented the outstanding Common Stock other than shares with respect to which dissenters' rights, if any, are granted by reason of the Merger under the NRS, shall be entitled to receive in exchange therefor, upon surrender thereof, the amount of the Merger Consideration for which such holder's Common Stock was converted subject to the provisions of this Agreement.

                  (d) DISSENTING SHARES. Notwithstanding anything to the contrary contained in this Agreement, holders of the Common Stock with respect to which dissenters' rights, if any, are granted by reason of the Merger under the NRS and who do not vote in favor of the Merger and otherwise comply with the NRS ("DISSENTING SHARES"), shall not be entitled to Merger

                           Consideration pursuant to SUBSECTION (a) above, unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's dissenters' rights under the NRS, such holder's target Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration.


2.4      CLOSING OF TRANSFER BOOKS.

         From and after the Effective Time, the stock transfer books of Intrac shall be closed and no transfer of the Shares shall thereafter be made. If, after the Effective Time, certificates representing the Shares shall be presented to WWWX, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this ARTICLE II .


                                   ARTICLE III
                               MERGER AND CLOSING

3.1      CLOSING.

         (a) The Closing shall take place at the offices of WWWX, or at such other place as the parties may mutually agree, at 10:00 A.M. local time, on the Closing Date.

         (b) At the Closing, in exchange for the Merger Consideration, Sellers will sell, assign and transfer to Acquisition Sub all of Sellers' right, title and interest in and to the Shares by delivering to Acquisition Sub certificates representing the Shares, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached. At the Closing, Sellers, Acquisition Sub, WWWX and Intrac shall also deliver the opinions and other agreements, documents, instruments and certificates to be delivered under ARTICLES VIII and IX.

3.2      MERGER CONSIDERATION.

         The consideration for the Shares shall be the following (the "MERGER CONSIDERATION"), payable by Acquisition Sub and/or WWWX to Sellers in the manner set forth below.

         (a) $1,500,000 in immediately available funds, wired to the account(s) specified by the Sellers on the Closing Date;

         (b) 1,000,000 shares of WWWX common stock (the "WWWX SHARES"), evidenced by a certificate(s) delivered on the Closing Date; and

         (c) 240 shares of common stock of ATM Service, Ltd., representing 24% of the total issued and outstanding shares of capital stock of ATM, on a fully diluted basis, evidenced by a certificate(s) delivered on the Closing Date.

The Merger Consideration will be allocated to the Sellers as set forth on the attached SCHEDULE 3.2

3.3      WORKING CAPITAL CONTRIBUTION


         WWWX will make an additional capital contribution to ATM in the amount of $1,000,000 in consideration for ATM'S agreement to lend Acquisition Sub up to $1,000,000 for working capital. Acquisition Sub will either cause the release of Thomas Settineri's personal guarantee of Intrac's existing line of credit or payoff said line on the Closing Date.


3.4      FURTHER ASSURANCES; POST-CLOSING COOPERATION.

         (a) At any time or from time to time after the Closing, the parties shall execute and deliver such other documents and instruments, provide such materials and information and take such other actions any other party may reasonably request to more effectively accomplish the consummation of the transactions contemplated hereunder.

         (b) Following the Closing, each party will afford each other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Business or Condition of Intrac in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns,
                  (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any party to this Agreement or any of the Transaction Documents or (v) in connection with any actual or threatened Action or Proceeding. Further, each party agrees for a period extending 7 years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party first offers in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the 20 day period after such offer is made.


         (c) If, properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business or Condition of Intrac not referred to in SUBSECTION (b) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient's request, cost and expense.


                                   ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF SELLERS AND INTRAC

Sellers and Intrac hereby jointly and severally represent and warrant to WWWX and Acquisition Sub as follows:

4.1 AUTHORITY. Intrac and each Seller have all necessary authority to execute and deliver this Agreement and the Transaction Documents, and to perform their obligations hereunder and thereunder. This Agreement has been duly and validly executed and delivered by Intrac and each Seller and constitutes and, upon the execution and delivery by Intrac and each Seller of the Transaction Documents, the Transaction Documents, will constitute the legal, valid and binding obligations of Intrac and each Seller, enforceable against Intrac and each Seller in accordance with their terms.

4.2 ORGANIZATION OF INTRAC. Intrac is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full corporate power and authority to conduct its business as and to the extent now conducted, to own, use and lease its Assets and Properties and to execute and deliver this Agreement and the Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. Intrac is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which it is required to maintain good standing unless failure to do so would not result in a material adverse effect to Intrac and the Sellers.

4.3 The authorized capital stock of Intrac consists of 100 shares of common stock, no par value, of which all 100 shares are issued and outstanding. The Sellers are the record and beneficial owners of all the Shares. All of such issued and outstanding shares of Intrac stock have been duly authorized, validly issued, are fully paid and nonassessable, were not issued in violation of the terms of any agreement or other understanding binding upon Intrac or any other Person and were issued in compliance with all applicable federal and state securities or "blue-sky" laws and regulations. There are no outstanding securities, options, warrants, rights, agreements, calls, subscription commitments, demands, or understandings of any character whatsoever, fixed or contingent, that directly or indirectly (i) call for the issuance, sale or other disposition of any capital stock and there are no securities convertible into or exchangeable for the stock of Intrac or (ii) obligate the Sellers to grant, offer or enter into any of the foregoing or (iii) relate to the voting or control of any capital stock of Intrac.

4.4 (a) All Intrac stock is owned free and clear of all liens, and (b) the sale and delivery of the Shares pursuant to this Agreement will vest in Acquisition Sub legal and beneficial title to the Shares free and clear of any lien.

4.5 SUBSIDIARIES. Intrac does not have any Subsidiaries and does not own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any equity or similar interest in, any Person.

4.6 NO CONFLICTS. The execution and delivery by Intrac and the Sellers of this Agreement does not, and the execution and delivery by Intrac and each Seller of the Transaction Documents to which they are a party, the performance by Intrac and each Seller of their obligations under this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not:

         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter documents) of Intrac;

         (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Intrac and the Sellers , or any of their respective Assets and Properties; or

         (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Intrac and the Sellers to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon Intrac or any Seller or any of their respective Assets and Properties under, any Contract or License to which Intrac or any Seller is a party or by which any of their respective Assets and Properties are bound, or (vii) conflict with, or constitute, or result in any breach, default or violation of (or an event which might, with or without the passage of time or the giving of notice or both, constitute or result in any such a breach, default or violation) any of the terms, conditions, or provisions of any indenture, mortgage, loan, or credit agreement, or any other instrument, contract, agreement or commitment to which Intrac or any Seller is a party, or by which any of them or any of the Acquisition Assets may be bound or affected, or any judgment or order of any Governmental Authority, or any law, rule, or regulation.

4.7 GOVERNMENTAL APPROVALS AND FILINGS. No consent, approval or action of, filing with, or notice to any Governmental or Regulatory Authority on the part of Intrac or any Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

4.8 BOOKS AND RECORDS. The minute books and other similar records of Intrac contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the board of directors and committees of the board of directors of Intrac, and the stock transfer and other similar records of Intrac accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of Intrac.

4.9 FINANCIAL STATEMENTS. Prior to the Closing, Intrac and the Sellers shall have delivered to WWWX and Acquisition Sub true and complete copies of the following financial statements:

         (a) the balance sheets of Intrac as of December 31, 1998, December 31, 1997, and December 31, 1996, and the related statements of operations, stockholders equity, and cash flows for the fiscal years then ended;

         (b) the balance sheet of Intrac as of April 30, 1999, and the related statement of operations, stockholders' equity and cash flows for the portion of the fiscal year then ended.

         Except as set forth in the notes thereto, the financial statements in
         (a) above (i) were prepared in accordance with GAAP, (ii) fairly present the financial condition and results of operations of Intrac in all material respects as of the respective dates thereof and for the respective periods covered thereby, and (iii) were compiled from the Books and Records of Intrac regularly maintained by management and used to prepare the financial statements of Intrac in accordance with the principles stated therein. Intrac has maintained its Books and Records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP and that fairly present the financial condition and results of operations of Intrac in all material respects as of the respective dates thereof and for the respective periods covered thereby.

4.10 ABSENCE OF CHANGES. Except (1) as disclosed or presented in the Interim Financial Statements and (2) for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, since the Annual Financial Statement Date, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Business or Condition of Intrac. Without limiting the foregoing, other than in the ordinary course of business, except as set forth on
         SCHEDULE 4.10, there has not occurred between the Annual Financial Statement Date and the date hereof:

         (a) any declaration, setting aside or payment of any dividend or other distribution in respect of the capital stock of Intrac, or any direct or indirect redemption, purchase or other acquisition of any such capital stock of or any Option with respect to Intrac;

         (b) any authorization, issuance, sale or other disposition by Intrac or any Seller of any shares of capital stock of or Option with respect to Intrac or any modification or amendment of any right of any holder of any outstanding shares of capital stock of or option with respect to Intrac;

         (c) (i) incurrences by Intrac of Indebtedness in an aggregate principal amount exceeding $50,000 (net of any amounts discharged during such period), or (ii) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of Intrac under, any Indebtedness of or owing to Intrac;

         (d) any material change in (i) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Intrac, or (ii) any method of calculating any bad debt, contingency or other reserve of Intrac for accounting, financial reporting or Tax purposes, or any change in the fiscal year of Intrac;

         (e) any write-off or write-down of or any determination to write off or write down any of the Assets and Properties of Intrac in, an aggregate amount exceeding $25,000;

         (f) any acquisition or disposition of, or incurrence of a Lien (other than a Permitted Lien) on, any Assets and Properties of Intrac or either Seller which affects the Shares;

         (g) any (i) amendment of the certificate of incorporation or by-laws (or other comparable corporate charter documents of Intrac, (ii) recapitalization, reorganization, liquidation or dissolution of Intrac or (iii) merger or other business combination involving Intrac and any other Person;

         (h) other than in the ordinary course of business, capital expenditures or commitments for additions to property, plant or equipment of Intrac constituting capital assets in an aggregate amount exceeding $50,000;

         (i) any commencement or termination by Intrac of any line of business;

         (j) any transaction by Intrac with any officer, director or Affiliate other than on an arm's-length basis, other than pursuant to any Contract in effect on the Annual Financial Statement Date;

         (k) any termination or amendment to or suspension or termination of, or receipt by either Seller or Intrac of any notice of breach or default of any material lease, contract or other agreement to which Intrac is a party or from which Intrac, directly or indirectly, derives rights;

         (l) any payment, discharge or satisfaction of any liability or obligation (whether accrued, absolute, contingent or otherwise) by Intrac, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities or obligations shown or reflected on the Financial Statements or incurred in the ordinary course of business since the Financial Statement Date;

         (m) any material adverse change or any threat of any material adverse change in Intrac's relations with, or any loss or threat of loss of, suppliers or customers which, individually or in the aggregate, has been or is likely to be materially adverse;

         (n) any creation, incurrence, assumption or guarantee by Intrac of any material obligation or liability (whether absolute, accrued, contingent or otherwise and whether due or to become due), except in the ordinary course of business consistent with past practice, or any creation, incurrence, assumption or guarantee by Intrac of any material indebtedness for money borrowed; any disposition of or failure to keep in effect any rights in, to or for the use of any patent, trademark, service mark, trade name or copyright, or any disclosure to any person not an employee or other disposal of any trade secret, process or know-how;

         (o) any other material transaction, agreement or event outside the ordinary course of any Intrac's business or inconsistent with past practice; or

         (p) any entering into of a Contract or making of a commitment to do or engage in any of the foregoing after the date hereof.

4.11 UNDISCLOSED LIABILITIES. Except as reflected or reserved against in the balance sheet included in the Annual Financial Statements or in the notes thereto or in the Interim Financial Statements, there are no Liabilities against, relating to or affecting Intrac or its Assets and Properties, other than Liabilities (a) incurred in the ordinary course of business consistent with past practice since the Annual Financial Statement Date or (b) which, individually or in the aggregate, are not material to the Business or Condition of Intrac. There are no attachments, executions, assignments for the benefit of creditors or any other debtor relief pending or threatened.

4.12     TAXES.

         (a) Intrac has filed, or will file on or before the Closing, all Tax Returns required to be filed by applicable law. All Tax Returns were true, complete and correct in all material respects and filed on a timely basis. Intrac has paid all Taxes that are due, or claimed or asserted by any taxing authority to be due, from Intrac for the periods covered by the Tax Returns.

         (b) Intrac has established on its books and records reserves adequate to pay all Taxes not yet due and payable.

         (c) There are no tax liens upon the assets of Intrac or any Seller except Liens for Taxes not yet due.

         (d) Intrac has not requested any extension of time within which to file any Tax Return which remains in effect.

         (e) (i) Intrac has not entered into any agreements with any taxing authority extending the statute of limitations for the assessment of Taxes, (ii) there have been no audits and there are no ongoing audits or administrative proceedings with respect to any Taxes of Intrac or any Seller, and (iii) no deficiency for any Taxes has been suggested, proposed, asserted or assessed against Intrac or any Seller that has not been resolved and paid in full.

         (f) No audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of Intrac.

         (g) Intrac and the Sellers have not received any written ruling of a taxing authority relating to Taxes or entered into any written and legally binding agreement with any taxing authority relating to Taxes.

         (h) Intrac has made available to WWWX and Acquisition Sub complete and accurate copies of all Tax Returns and associated work papers filed by or on behalf of Intrac for all taxable periods ending on or prior to the date of this Agreement.

         (i) Intrac is not party or subject to, or bound by, any agreements relating to the allocation or sharing of Taxes.


         (j) All transactions that could give rise to an understatement of federal income tax (within the meaning of Code section 6661 for Tax Returns filed on or before December 31, 1989, and within the meaning of Code section 6662 for tax returns filed after December 31, 1989) by Intrac have been adequately disclosed on Intrac 's Tax Returns in accordance with Code section 6661(b)(2)(B) for Tax Returns filed on or prior to December 31, 1989, and in accordance with Code section 6662(d)(2)(B) for Tax Returns filed after December 31, 1989.


4.13 COMPLIANCE WITH LAWS AND ORDERS. Intrac is not and has not at any time since its formation been, and has not received any notice that it is or has at any time since its formation been, in violation of or in default under, in any material respect, any Law or Order applicable to Intrac or any of its Assets and Properties.

4.14 BENEFIT PLANS; ERISA. Intrac does not now maintain, nor has it ever maintained, sponsored or contributed to, any plan that is subject to ERISA.

4.15     REAL PROPERTY. Intrac does not own any real property.

4.16     TANGIBLE PERSONAL PROPERTY; INVESTMENT ASSETS.

         (a) Intrac is in possession and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all tangible personal property used in or reasonably necessary for the conduct of its business, including all tangible personal property reflected on the balance sheet included in the Annual Financial Statements and tangible personal property acquired since the Annual Financial Statement Date other than property disposed of since such date in the ordinary course of business consistent with past practice. All such tangible personal property is free and clear of all Liens, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

         (b)      Intrac owns no Investment Assets.

4.17 INTELLECTUAL PROPERTY RIGHTS. Intrac has interests in or uses only the Intellectual Property disclosed in the attached SCHEDULE 4.17, each of which Intrac either has all right, title and interest in or a valid and binding right under Contract to use. No other Intellectual Property is used in the conduct of the business of Intrac. Neither Intrac nor any Seller has received notice that Intrac is infringing any Intellectual Property of any other Person, no claim is pending or has been made to such effect that has not been resolved and, to the knowledge of Intrac and the sellers, Intrac is not infringing any Intellectual Property of any other Person and no person is infringing any Intellectual Property of Intrac.

4.18     CONTRACTS.

         (a) All material Contracts to which Intrac is a party are described on the attached SCHEDULE 4.18.

         (b) Except as set forth in SCHEDULE 4.18 or another Schedule to this Agreement (with appropriate cross-references), there are no contracts, agreements, arrangements, commitments, instruments, plans or leases, oral or written (collectively, the "CONTRACTS") to which Intrac is a party or by which it is bound, meeting any of the following descriptions:

                  i. any Contract for consulting or other services obligating any Intrac to payments of more than $50,000 annually or having a duration in excess of 1 year;

                  ii.      any Contract relating to the management of Intrac;

                  iii. any Contract evidencing or related to indebtedness, obligations or liability for borrowed money, or liability for the deferred purchase price of property, in excess of $50,000 (excluding trade payables incurred in the ordinary course of business consistent with past practice), or any Contract of guaranty, indemnification or other similar commitment relating to the obligations or liabilities of any other Person;

                  iv. any Contract involving a sharing of profits, joint venture or partnership;

                  v. any Contract relating to sales agency, brokerage, distribution or similar matters;

                  vi. any Contract containing covenants limiting the freedom of Intrac or any Seller to compete in any line of business or in any area or with any Person;

                  vii. any Contract relating to orders for future purchase or delivery of goods or retention of services which is material to Intrac or which has an aggregate future liability of greater than $50,000; or

                  viii. any other Contract relating to the Business, except Contracts excluded by an express exception from the descriptions set forth in Subparagraphs (i) through
                           (vii) above and except such Contracts which are terminable on less than 30 days' notice without penalty or payment or involving expenditures of less than $50,000 in the aggregate.


              (c) CONTRACT COMPLIANCE. The Contracts listed on SCHEDULE 4.18 are all of the Contracts which are material to the Business. Copies of all such Contracts have been provided to WWWX and Acquisition Sub and are true, correct and complete and have been subject to no amendment, extension or modification, except such as are described in SCHEDULE 4.18. Each Contract referred to in SCHEDULE 4.18 is valid and binding as to Intrac and, to Intrac's and the Sellers' best knowledge, as to any other party and, with respect to such Contracts, there is no material default by Intrac or, to Intrac's and the Sellers' best knowledge, by any other party, and no event which, with notice or the passage of time or both, would constitute such a default by Intrac, or, to Intrac's and the Sellers' best knowledge, by any other party. Upon consummation of the transactions contemplated hereby, Intrac will continue to be entitled to the full economic, legal and other benefits of the Contracts on their present terms. No party has any right to cancel, terminate or modify any of the Contracts by reason of the transactions contemplated under this Agreement.

4.19 LITIGATION AND CLAIMS. Except as set forth on SCHEDULE 4.19, there is no Claim pending or, to the best of Intrac's or the Sellers' knowledge, threatened (or, to the best knowledge of Intrac or the Sellers, no state of facts exist which reasonably could be expected to lead to any such Claim) by, against or affecting or in any way relating to Intrac, or affecting the Common Stock or the Sellers' rights thereto, at law or in equity, before any Governmental Authority or any arbitrator. There are presently no outstanding judgments, decrees, or orders of any Governmental Authority or any arbitrator against or affecting Intrac or any Acquisition Asset or affecting the stock. Nothing listed on SCHEDULE _4.19 could reasonably be expected to have a material adverse effect on Intrac.

4.20 LICENSES. Except as set forth on SCHEDULE 4.20, Intrac does not require any Licenses to operate its business, other than normal business licenses and permits.

4.21     INSURANCE. A list of all insurance polices of Intrac is attached as
         SCHEDULE 4.21.

4.22 ENVIRONMENTAL MATTERS. Intrac is not in material violation of any federal, state or local Environmental Laws applicable to it or its properties, or any material limitations, restrictions, conditions, standards, obligations or timetables contained in any Environmental Law or any regulation, code, plan, order, decree, notice or demand letter issued, entered, promulgated or approved thereunder. No notice or action alleging such violation is pending or, to Intrac's knowledge, threatened, and, to Intrac 's knowledge, no past or present condition or practice of Intrac would prevent continued compliance with applicable environmental permits or give rise to any common law or statutory liability or otherwise form the basis of any claim, action or proceeding with respect to Intrac involving any pollutant or hazardous or toxic material or waste. To Seller's and Intrac's knowledge, Intrac has no liability, present or past, under CERCLA, including, without limitation, as the result of their ownership or operation of any "facility" as defined in CERCLA, or their arrangement for, disposal, treatment or transport of "hazardous substances," also as defined in CERCLA.

4.23 POWER OF ATTORNEY. Intrac and the Sellers do not have any powers of attorney or comparable delegations of authority outstanding.

4.24 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Intrac directly with WWWX, Acquisition Sub and ATM without the intervention of any Person on behalf of Intrac or the Sellers in such manner as to give rise to any valid claim by any Person against WWWX, Acquisition Sub, ATM, Intrac or any Subsidiary for a finder's fee, brokerage commission or similar payment.

4.25 PRODUCT WARRANTY. Neither Intrac nor Any Seller has received a notice from any of the customers of Intrac that the products and services, leased or delivered by Intrac fail to conform in any material respect with the contractual commitments and all express and implied warranties. Neither Intrac nor the Sellers have any material liability (and there is no reasonable basis for any present or future action, suit, proceeding, hearing investigation, charge, complaint, claim or demand against it giving rise to any such liability) for replacement or repair thereof or other damages in connection therewith in excess of the past custom, practice and experience.

4.26     AFFILIATE TRANSACTIONS.

         There are no intercompany Liabilities between Intrac, on the one hand, and Sellers or Affiliates (other than Intrac) of Sellers, on the other;

         (a) neither Sellers nor any such Affiliate provides or causes to be provided any material assets, services or facilities to Intrac; and

         (b) Intrac does not provide or cause to be provided any material assets, services or facilities to Sellers or any such Affiliate. Each of the Liabilities and transactions was incurred or engaged in, as the case may be, on an arm's-length basis. Since the Annual Financial Statement Date, all settlements of intercompany Liabilities of Intrac, on the one hand, and Sellers or any such Affiliate, on the other, have been made, and all allocations of intercompany expenses have been paid or reserved, in the ordinary course of business consistent with past practice.

4.27     EMPLOYEES; LABOR RELATIONS.

         SCHEDULE 4.27 contains a list of the name of each officer, director and employee of Intrac at the date hereof, together with each such person's position or function. Intrac and the Sellers have not received any information that would lead it to believe that a material number of such persons will cease to be employees, or will refuse offers of employment from Acquisition Sub or ATM, because of the consummation of the transactions contemplated by this Agreement. Since its inception Intrac has complied in all material respects with all applicable Laws relating to the employment of labor, including, without limitation those relating to wages, hours and collective bargaining.

4.28     BANK AND BROKERAGE ACCOUNTS.

         Other than a banking relationship with The Chase Manhattan Bank and Fleet Bank, Intrac does not maintain any relationship with any bank, trust company, securities broker or other financial institution.

4.29 The Agreement between The Intrac Group and Fundacion Primero Mexico A.C., dated as of March 25, 1999, is in full force and effect and is enforceable by its terms.

4.30     DISCLOSURE.

         No representation or warranty contained in this Agreement, and no statement contained in any Schedule or in any certificate furnished to WWWX and Acquisition Sub pursuant to any provision of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements made, in the light of the circumstances under which they were made, not misleading.



                                    ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF WWWX AND ACQUISITION SUB

WWWX and Acquisition Sub hereby represent and warrant to Intrac and the Sellers as follows:

5.1      ORGANIZATION.

         Each of WWWX and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each has full corporate power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

5.2      AUTHORITY.

         The execution and delivery by WWWX and Acquisition Sub of this Agreement and the Transaction Documents to which each is a party, and the performance by each of its obligations hereunder and thereunder, have been duly and validly authorized by the members or other applicable governing body of such person. This Agreement has been duly and validly executed and delivered by WWWX and Acquisition Sub and constitutes, and upon the execution and delivery by WWWX and Acquisition Sub of the Transaction Documents to which it is a party, the Transaction Documents will constitute, legal, valid and binding obligations of WWWX and Acquisition Sub enforceable against each of them in accordance with their terms.

5.3      NO CONFLICTS.

         The execution and delivery by WWWX and Acquisition Sub of this Agreement do not, and the execution and delivery by each of them of the Transaction Documents to which it is a party, the performance by each of them of its obligations under this Agreement and such Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not:

         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of organization and operating agreement of each of them;

         (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to either of them or any of its Assets and Properties; or

         (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require either of them to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or
                  (iv) result in the creation or imposition of any Lien upon either of them or any of its Assets or Properties under, any Contract or License to which either of them is a party or by which any of its Assets and Properties is bound.

5.4      GOVERNMENTAL APPROVALS AND FILINGS.

         No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of WWWX or Acquisition Sub is required in connection with the execution, delivery and performance of this Agreement or the Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby.

5.5      PURCHASE FOR INVESTMENT.

         WWWX and Acquisition Sub each warrants and represents that it has, and as of the Effective Time of the Merger will have, no present plan, intention or arrangement to sell, transfer or otherwise dispose of all or any part of the business or assets of Intrac, and WWWX and Acquisition Sub each agrees that Acquisition Sub will continue at least one significant historic business line of Intrac, or use at least a significant portion of the Intrac's historic business assets in a business, for a period of at least one (1) year following the Closing Date (the "POST-MERGER CONTINUITY Period"), in each case within the meaning of Reg. section 1.368-1 (d), except that Acquisition Sub may transfer Intrac's historic business assets during the Post-Merger Continuity Period to a corporation that is a member of Acquisition Sub's "qualified group," within the meaning of Reg. section 1.368-1(d)
         (4) (ii).

5.6      BROKERS.

         All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by WWWX and Acquisition Sub directly with Sellers and Intrac without the intervention of any Person on behalf of WWWX and Acquisition Sub in such manner as to give rise to any valid claim by any Person against Sellers or Intrac for a finder's fee, brokerage commission or similar payment.

5.7      WWWX SHARES.

         When issued and delivered to the Sellers in accordance with the terms of this Agreement, the WWWX Shares will be duly authorized, validly issued, fully paid and non-assessable.

5.8      BUSINESS.

         WWWX and Acquisition Sub intend to have the Surviving Corporation continue at least one significant, historic business line of Intrac, or to use at least a significant portion of Intrac's historic business assets in a business, in each case for a period of at least 1 year following the Closing Date, within the meaning of Treasury Regulation
         Section 1.368-1(d).

5.9      COMPLETION OF DUE DILIGENCE.

         WWWX and Acquisition Sub agree to complete their due diligence review of Intrac no later than July 23, 1999.

                                   ARTICLE VI
                       COVENANTS OF INTRAC AND THE SELLERS

Intrac and the Sellers covenant and agree with WWWX and Acquisition Sub that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified therein or, if no period is specified therein, indefinitely, Sellers will comply with all covenants and provisions of this ARTICLE VI, except to the extent WWWX and Acquisition Sub may otherwise consent in writing.

6.1      REGULATORY AND OTHER APPROVALS.

         Sellers and Intrac will as promptly as practicable to:

         (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Sellers or Intrac to consummate the transactions contemplated hereby and by the Transaction Documents;

         (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as WWWX and Acquisition Sub or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith; and


         (c) cooperate with WWWX and Acquisition Sub in connection with the performance of its obligations under SECTIONS 7.1 AND 7.5. Sellers will provide prompt notification to WWWX and Acquisition Sub when any such consent, approval, action, filing or notice referred to in Subsection (a) above is obtained, taken, made or given, as applicable.


6.2      INVESTIGATION BY WWWX AND ACQUISITION SUB.

         Sellers will, and will cause Intrac to,

         (a) provide each of WWWX and Acquisition Sub and its officers, directors, employees, agents, counsel, accountants, financial advisors and consultants (together "REPRESENTATIVES") with reasonable access, upon reasonable prior notice and during such hours as shall least disrupt the operation of Intrac, to all officers, employees, agents and accountants of Intrac and its Assets and Properties and Books and Records, and

         (b) furnish WWWX and Acquisition Sub and such other Persons with all such information and data (including without limitation copies of Contracts, Benefit Plans and other Books and Records) concerning the business and operations of Intrac as WWWX and Acquisition Sub or any of such other Persons reasonably may request in connection with such investigation.

6.3      CONDUCT OF BUSINESS.

         Sellers will cause Intrac to conduct business only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, Sellers will:

         (a) cause Intrac to use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of Intrac, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the present officers, employees and consultants of Intrac, (iii) maintain the Assets and Properties of Intrac in good working order and condition, ordinary wear and tear excepted, (iv) maintain the goodwill of customers, suppliers, lenders and other Persons to whom Intrac sells goods or provides services or with whom Intrac otherwise has significant business relationships, and
                  (v) continue all current sales, marketing and promotional activities relating to the business and operations of Intrac;

         (b) except to the extent required by applicable laws (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner, (ii) not permit any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Intrac, or (B) any method of calculating any bad debt, contingency or other reserve of Intrac for accounting, financial reporting or Tax purposes, and (iii) not permit any change in the fiscal year of Intrac; and

         (c) cause Intrac to comply, in all material respects, with all Laws and Orders applicable to the business and operations of Intrac, and promptly following receipt thereof to give Acquisition Sub copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order.

6.4      EMPLOYEE MATTERS.

         Except as may be required by Law, Sellers will refrain, and will cause Intrac to refrain, from directly or indirectly:

         (a) making any representation or promise, oral or written, to any officer, employee or consultant of Intrac concerning any Benefit Plan, except for statements as to the rights or accrued benefits of any officer, employee or consultant under the terms of any Benefit Plan;

         (b) entering into any written employment agreement or making any increase n the salary, wages or other compensation of any officer, employee or consultant of Intrac;

         (c) adopting, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement, or amending, modifying or terminating (partially or completely) any Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law; or

         (d) establishing or modifying any (i) targets, goals, pools or similar provisions in respect of any fiscal year under any Benefit Plan, employment-related Contract or other employee compensation arrangement or (ii) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan, written employment-related Contract or other written employee compensation arrangement.

6.5      CERTAIN RESTRICTIONS.

         Other than in the ordinary course of business, Sellers will cause Intrac to refrain from:

         (a) amending its certificate of incorporation or by-laws or taking any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of any such corporation;

         (b) authorizing, issuing, selling or otherwise disposing of any shares of capital stock of or any Option with respect to Intrac, or modifying or amending any right of any holder of outstanding shares of capital stock of or Option with respect to Intrac;

         (c) declaring, setting aside or paying any dividend or other distribution in respect of the capital stock of Intrac, or directly or indirectly redeeming, purchasing or otherwise acquiring any capital stock of or any Option with respect to Intrac (except as set forth on SCHEDULE 4.10);

         (d)      disposing of, or incurring any Lien (other than a Permitted
                  Lien) on, any Assets and Properties;

         (e) (i) entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to (A) any material Contract or (B) any material License or (ii) granting any irrevocable powers of attorney;

         (f) violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any License held or used by Intrac or any Contract to which Intrac is a party or by which any of its Assets and Properties is bound;

         (g) (i) incurring Indebtedness in an aggregate principal amount exceeding $100,000 net of any amounts of Indebtedness discharged during such period, or (ii) voluntarily purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any rights of Intrac under, any Indebtedness of or owing to Intrac;

         (h) making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets in an aggregate amount exceeding $150,000;

         (i) making any change in the lines of business in which it participates or is engaged;

         (j)      writing off or writing down any of its Assets and Properties;
                  or

         (k) entering into any Contract to do or engage in any of the foregoing.

6.6      AFFILIATE TRANSACTIONS.

         Prior to the Closing, Intrac will not enter into any Contract or amend or modify any existing Contract, and will not engage in any transaction outside the ordinary course of business consistent with past practice or not on an arm's-length basis with Sellers or any such Affiliate.

6.7      BOOKS AND RECORDS.

         On the Closing Date, Sellers will deliver or make available to WWWX and Acquisition Sub all of the Books and Records, and if at any time after the Closing Sellers discover in their possession or under their control any other Books and Records, they will forthwith deliver such Books and Records to Acquisition Sub.

6.8      ACQUISITION PROPOSALS.

         From the date hereof through the Closing, none of the Sellers, Intrac, or any of their Affiliates, nor any of their officers, directors, employees, representatives, or agents, shall, directly or indirectly, solicit, initiate, or participate in any way in discussions or negotiations with, or provide any information or assistance to, any Person or group of Persons (other than WWWX or Acquisition Sub) concerning any acquisition of an equity interest in, or any merger or consolidation with, or any acquisition of a substantial portion of the assets of Intrac other than in the ordinary course of business and as specifically permitted pursuant to this Agreement (each, an "Acquisition Proposal"), or assist or participate in, facilitate, or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing. Since June 1, 1999, none of the conduct prohibited by this sentence has occurred. Intrac shall promptly communicate to WWWX and Acquisition Sub the terms of any Acquisition Proposal which any of them or any such other Person may receive.


6.9      NOTICE AND CURE.

         Sellers will notify WWWX and Acquisition Sub in writing of, and contemporaneously will provide WWWX and Acquisition Sub with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Sellers, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Sellers under this Agreement to be breached or that renders or will render untrue any representation or warranty of Sellers contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.

6.10     FULFILLMENT OF CONDITIONS.

         Sellers will execute and deliver at the Closing each of the Transaction Documents that Sellers are required hereby to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of WWWX and Acquisition Sub contained in this Agreement and will not, and will not permit Intrac to, take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

                                   ARTICLE VII
                      COVENANTS OF WWWX AND ACQUISITION SUB

Each of WWWX and Acquisition Sub covenants and agrees with Intrac and Sellers that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified therein or, if no period is specified therein, indefinitely, WWWX and Acquisition Sub will comply with all covenants and provisions of this ARTICLE VII, except to the extent Sellers may otherwise consent in writing.

7.1      REGULATORY AND OTHER APPROVALS.


         Each of WWWX and Acquisition Sub will as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of WWWX and Acquisition Sub to consummate the transactions contemplated hereby and by the Transaction Documents, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Sellers or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith, and (c) cooperate with Sellers and Intrac in connection with the performance of their obligations under Sections 6.1 AND 6.2. Each of WWWX and Acquisition Sub will provide prompt notification to Intrac and the Sellers when any such consent, approval, action, filing or notice referred to in CLAUSE (A) above is obtained, taken, made or given, as applicable.


7.2      NOTICE AND CURE.

         Each of WWWX and Acquisition Sub will notify Sellers in writing of, and contemporaneously will provide Sellers with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to WWWX and Acquisition Sub, occurring after the date of this Agreement that causes or will cause any covenant or agreement of WWWX and Acquisition Sub under this Agreement to be breached or that renders or will render untrue any representation or warranty of WWWX and Acquisition Sub contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.

7.3      FULFILLMENT OF CONDITIONS.

         Each of WWWX and Acquisition Sub will execute and deliver at the Closing each of the Transaction Documents that WWWX and Acquisition Sub is hereby required to execute and deliver as a condition to the Closing, will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Sellers contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.


7.4      BUSINESS.

         Acquisition Sub will continue at least one significant business line of Intrac, or at least a significant portion of Intrac's historic business assets in a business, in each case for a period of at least 1 year following the Closing Date, within the meaning of Treasury Regulation
         Section 1.368-1(d).

7.5      COMPLETION OF DUE DILIGENCE.

         WWWX and Acquisition Sub agree to complete their due diligence review of Intrac no later than July 23, 1999.

7.6      MANAGEMENT OF ACQUISITION SUB.

         Acquisition Sub will be managed in accordance with the terms set forth in the attached Exhibit C.


                                  ARTICLE VIII
              CONDITIONS TO OBLIGATIONS OF WWWX AND ACQUISITION SUB

The obligations of WWWX and Acquisition Sub hereunder to purchase the Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by WWWX and Acquisition Sub in their sole discretion):

8.1      REPRESENTATIONS AND WARRANTIES.

         Each of the representations and warranties made by Sellers and Intrac in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

8.2      PERFORMANCE.

         Sellers and Intrac shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Sellers and Intrac at or before the Closing.

8.3      SELLERS' CERTIFICATE; OFFICERS' CERTIFICATES.

         Sellers shall have delivered to WWWX and Acquisition Sub a certificate, dated the Closing Date and executed by Sellers stating that their representations and warranties contained in this Agreement are true and correct as of the Closing Date and that all of their covenants and conditions contained in this Agreement have been met or waived, in a form reasonably satisfactory to WWWX and Acquisition Sub. Intrac shall have delivered to WWWX and Acquisition Sub a certificate, dated the Closing Date and executed in the name and on behalf of Intrac by an authorized officer of Intrac stating that Intrac's representations and warranties contained in this Agreement are true and correct as of the Closing Date and that all of its covenants and conditions contained in this Agreement have been met or waived, in a form reasonably satisfactory to WWWX and Acquisition Sub, and a certificate, dated the Closing Date and executed by the Secretary of Intrac attaching Intrac's organizational documents, resolutions, incumbency certificate and certifying as to the due authorization of the transactions contemplated by this Agreement, in a form reasonably satisfactory to WWWX and Acquisition Sub.

8.4      ORDERS AND LAWS.

         There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Transaction Documents to WWWX and Acquisition Sub, and there shall not be pending or threatened on the Closing Date any Action or Proceeding in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to WWWX, Acquisition Sub, Intrac, or the transactions contemplated by this Agreement or any of the Transaction Documents of any such Law.

8.5      REGULATORY CONSENTS AND APPROVALS.

         All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit WWWX, Intrac, Acquisition Sub and Sellers to perform their obligations under this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to WWWX and Acquisition Sub, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Transaction Documents shall have occurred.

8.6      THIRD PARTY CONSENTS.

         At or prior to Closing, all consents (or in lieu thereof waivers) to the performance by WWWX, Intrac, Acquisition Sub and Sellers of their obligations under this Agreement and the Transaction Documents or to the consummation of the transactions contemplated hereby and thereby as are required under any Contract to which WWWX, Acquisition Sub, Sellers or Intrac is a party or by which any of their respective Assets and Properties are bound (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to WWWX, Acquisition Sub, Seller or Intrac, as the case may be, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, except where the failure to obtain any such consent (or in lieu thereof waiver) could not reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect WWWX or Acquisition Sub or the Business or Condition of Intrac or otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement and the Transaction Documents to WWWX and Acquisition Sub.

8.7      PROCEEDINGS.

         All proceedings to be taken on the part of Sellers and Intrac in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to WWWX and Acquisition Sub, and WWWX and Acquisition Sub shall have received copies of all such documents and other evidences as WWWX and Acquisition Sub may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

8.8      OPINION OF COUNSEL.

         WWWX and Acquisition Sub shall have received an opinion of counsel to Sellers and Intrac, dated the Closing Date, in a form reasonably satisfactory to WWWX and Acquisition Sub.

8.9      OTHER TRANSACTION DOCUMENTS.

         WWWX, Acquisition Sub, Sellers and Intrac, as the case may be, shall have executed and delivered the Employment Agreements and the Amended and Restated ATM Service, Ltd. Shareholders Agreement.

8.10     COMPLETION OF DUE DILIGENCE.

         WWWX and Acquisition Sub shall have completed their due diligence review of Intrac and the transactions contemplated by this Agreement to their satisfaction.

8.11     SCHEDULES.

         Intrac and Sellers shall have attached and/or amended the schedules to this Agreement.



                                   ARTICLE IX
                 CONDITIONS TO OBLIGATIONS OF SELLERS AND INTRAC

The obligations of Sellers hereunder to sell the Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Sellers in their sole discretion):

9.1      REPRESENTATIONS AND WARRANTIES.

         Each of the representations and warranties made by WWWX and Acquisition Sub in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

9.2      PERFORMANCE.

         WWWX and Acquisition Sub shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by WWWX and Acquisition Sub at or before the Closing.

9.3      OFFICERS' CERTIFICATES.

         Each of WWWX and Acquisition Sub shall have delivered to Sellers a certificate, dated the Closing Date and executed in the name and on behalf of each of WWWX and Acquisition Sub by an authorized officer of each of WWWX and Acquisition Sub stating that each of their representations and warranties contained in this Agreement are true and correct as of the Closing Date and that all of its covenants and conditions contained in this Agreement have been met or waived, in a form reasonably satisfactory to Sellers and Intrac, and a certificate, dated the Closing Date and executed by the Secretary of each of WWWX and Acquisition Sub attaching each of their organizational documents, resolutions, incumbency certificate and certifying as to the due authorization by each of the transactions contemplated by this Agreement, in a form reasonably satisfactory to Sellers and Intrac.

9.4      ORDERS AND LAWS.

         There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents.

9.5      REGULATORY CONSENTS AND APPROVALS.

         All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Sellers and Acquisition Sub to perform their obligations under this Agreement and the Transaction Documents and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Sellers, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Transaction Documents shall have occurred.

THIRD PARTY CONSENTS.

         All consents (or in lieu thereof waivers) to the performance by Sellers, WWWX and Acquisition Sub of their obligations hereunder and to the consummation of the transactions contemplated hereby as are required hereunder (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Sellers, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and affect.

9.7      OPINION OF COUNSEL.

         Sellers shall have received an opinion of counsel to WWWX and Acquisition Sub, dated the Closing Date, and in a form reasonably satisfactory to Sellers and Intrac.

9.8      PROCEEDINGS.

         All proceedings to be taken on the part of WWWX and Acquisition Sub in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Sellers, and Sellers shall have received copies of all such documents and other evidences as Sellers may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

9.9      OTHER TRANSACTION DOCUMENTS.

         WWWX, Acquisition Sub, Sellers and Intrac, as the case may be, shall have executed and delivered the Employment Agreements and the Amended and Restated ATM Service, Ltd. Shareholders Agreement.

9.10     TAX FREE EXCHANGE.

         Sellers and Intrac shall have received reasonable evidence that the transactions evidenced by this Agreement, including, without limitation, the Merger, shall be accorded tax free exchange status under Section 368(a) of the Internal Revenue Code, as amended.



                                    ARTICLE X
                       TAX MATTERS AND POST-CLOSING TAXES

10.1     TRANSFER TAXES.

         WWWX and Acquisition Sub shall pay all sales, use, transfer, real property transfer, recording, gains, stock transfer and other similar taxes and fees (collectively, "TRANSFER TAXES") arising out of or in connection with the transactions effected pursuant to this Agreement, and shall indemnify, defend, and hold harmless Sellers and Intrac with respect to such Transfer Taxes. WWWX and Acquisition Sub shall timely file all necessary documentation and Tax Returns with respect to such Transfer Taxes and shall provide reasonable evidence no later than the Closing Date that any such Transfer Taxes have been provided for.

10.2     TAX COOPERATION.

         After the date hereof, Sellers, WWWX, Acquisition Sub and Intrac will cooperate in the preparation of all Tax Returns and will provide to each other (or cause to be provided) any records and other information requested, and will provide access to, and the cooperation of their respective auditors, and will cooperate with each other in connection with any Tax investigation, audit or other processing.


                                   ARTICLE XI
                          SURVIVAL OF REPRESENTATIONS,
                      WARRANTIES, COVENANTS AND AGREEMENTS

11.1     SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.

         The representations, warranties, covenants and agreements of Sellers, WWWX, Acquisition Sub and Intrac contained in this Agreement will survive the Closing: (a) until the expiration of the applicable statutes of limitation with respect to matters covered by SECTION 4.3; and (b) for 18 months after the Closing Date in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing; and (c) with respect to each other covenant or agreement contained in this Agreement, until 60 days following the last date on which such covenant or agreement is to be performed or, if no such date is specified, the date that is two years after the Closing Date, PROVIDED, HOWEVER, that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clauses (a), (b) or (c) above will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under ARTICLE XII on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in ARTICLE XII.


                                   ARTICLE XII
                                 INDEMNIFICATION

12.1     INDEMNIFICATION.

         (a) Subject to the other SECTIONS of this ARTICLE XII, Sellers shall, severally (pro rata based upon the allocation of the Merger Consideration to Sellers as set forth on SCHEDULE 3.2), and not jointly, indemnify the WWWX Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any material breach of any representation or warranty in this Agreement, in any Schedule or certificate delivered in connection with this Agreement and the other documents and agreements delivered in connection with this Agreement or any nonfulfillment of or failure to perform any material covenant or agreement on the part of Sellers contained in this Agreement.

         (b) Subject to the other Sections of this ARTICLE XII, WWWX and Acquisition Sub shall jointly and severally indemnify the Seller Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any breach of any material representation or warranty of WWWX or Acquisition Sub in this Agreement, in any Schedule or Certificate delivered in connection with this Agreement and the other documents and agreements delivered in connection with this Agreement or any nonfulfillment of or failure to perform any material covenant or agreement on the part of WWWX or Acquisition Sub contained in this Agreement, including without limitation the breach of any warranty, representation and/or covenant of WWWX and/or Acquisition Sub contained in this Agreement which causes the Merger not to qualify as a tax free reorganization under Section 368 of the Code for which Losses shall include any and all income taxes, interest and penalties which become due and payable as a result of Sellers' recognition of capital gain in connection with the WWWX Shares received by the Sellers as a part of the Merger Consideration, as well as any and all damages, costs and expenses, including reasonable attorneys' fees suffered, sustained or incurred by the Sellers as a result thereof or in connection therewith.



         (c) Notwithstanding Subsections (a) and (b) above, the WWWX Indemnified Parties shall not be entitled to indemnification under this ARTICLE XII until such parties' Losses in the aggregate are equal to an amount in excess of $100,000, and only then for those amounts in excess of $100,000.


12.2     METHOD OF ASSERTING CLAIMS.

         All claims for indemnification by any Indemnified Party will be asserted and resolved as follows:


         (a) In the event any claim or demand in respect of which an Indemnified Party might seek indemnity under Section 12.1 is asserted against or sought to be collected from such Indemnified Party by a third party (a "THIRD PARTY CLAIM"), the Indemnified Party shall deliver a Claim Notice with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party under Section 12.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  i. If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this 12.2(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party, which consent will not be unreasonably withheld, in the case of any settlement that provides for any relief other than the payment of monetary damages as to which the Indemnified Party will be indemnified in full). The Indemnifying Party will be deemed to have waived its right to dispute its liability to the Indemnified Party under Section
                           12.1 with respect to any Third Party Claim as to which it elects to control the defense. The Indemnifying Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; PROVIDED, HOWEVER, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and PROVIDED FURTHER, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may retain separate counsel to represent it in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and the Indemnified Party will bear its own costs and expenses with respect to such separate counsel, except as provided in the preceding sentence and except that the Indemnifying Party will pay the costs and expenses of such separate counsel if (x) in the Indemnified Party's good faith judgment, it is advisable, based on advice of counsel, for the Indemnified Party to be represented by separate counsel because a conflict or potential conflict exists between the Indemnifying Party and the Indemnified Party which makes representation of both parties inappropriate under applicable standards of professional conduct or (y) the named parties to such Third Party Claim include both the Indemnifying Party and the Indemnified Party and the Indemnified Party determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain or take over the control of the defense or settlement of any Third Party Claim the defense of which the Indemnifying Party has elected to control if the Indemnified Party irrevocably waives its right to indemnity under Section 12.1 with respect to such Third Party Claim.

                  ii. If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.2(a), or if the indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including (except as provided in the immediately preceding sentence) any settlement thereof; PROVIDED, HOWEVER, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may retain separate counsel to represent it in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.



                  iii. If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.1, the Loss arising from such Third Party Claim will be conclusively deemed a liability of the Indemnifying Party under Section
                           12.1 and the Indemnifying shall pay the amount of such Loss to the Indemnified Party within 10 days of demand therefor following the final determination thereof. If the Indemnifying Party disputes its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.



         (b)      In the event any Indemnified Party should have a claim under
                  Section 12.1 against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified
                  Party shall deliver an Indemnity Notice with reasonable promptness to the

                  Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice, the Loss arising from the claim specified in such Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party within 10 days of demand therefor following the final determination thereof. If the Indemnifying Party disputes its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in a court of competent jurisdiction.


         (c) The indemnification remedies provided in this Agreement shall be exclusive of any other remedies that may be available to the Parties. For purposes of the indemnification provisions hereunder, WWWX and Acquisition Sub shall each have the right of setoff with respect to each Seller's shareholdings in WWWX or ATM. Such right of setoff must be exercised at the respective fair market value of respective shares and may only be exercised 10 days after a demand for indemnification has been unfulfilled.


                                  ARTICLE XIII
                                   TERMINATION

13.1     TERMINATION.

         This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

         (a) at any time before the Closing, by mutual written agreement of Sellers, WWWX, Acquisition Sub and Intrac;

         (b) at any time before the Closing, by Sellers and Intrac, on the one hand, or WWWX and Acquisition Sub, on the other hand, (i) in the event of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within five (5) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party's obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; or

         (c) at any time after August 31, 1999 by Sellers and Intrac, on the one hand or WWWX and Acquisition Sub, on the other hand, upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

13.2     EFFECT OF TERMINATION.

         If this Agreement is validly terminated pursuant to SECTION 13.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Sellers, Intrac, WWWX or Acquisition Sub (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in SECTION 14.5, shall continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to SECTION 13.1 (B) OR (C), Sellers and Intrac will remain liable to WWWX and Acquisition Sub for any willful breach of this Agreement by Sellers existing at the time of such termination, WWWX and Acquisition Sub will remain liable to Sellers and Intrac for any willful breach of this Agreement by WWWX and Acquisition Sub existing at the time of such termination, and Sellers and Intrac or WWWX and Acquisition Sub may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

                                   ARTICLE XIV
                                  MISCELLANEOUS

14.1     NOTICES.

         All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission (receipt of which is confirmed by an officer of the receiving party) or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         (a)      If to WWWX or Acquisition Sub, to:

                  16 Springdale Road, Bldg 11
                  Cherry Hill, NJ  08003
                  Facsimile No.: 609. 627.6893
                  Attn:  Mr. Robert D. Kohn, President and CEO

                  With a copy to:
                  Weinstein, Goss, Schleifer, Eisenberg, Winkler, Rothweiler &
                    Ostroff, P.C.
                  1634 Spruce Street
                  Philadelphia, PA
                  Facsimile No.:  215-546-0118
                  Attn:   Michael M. Goss, Esq.



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

         (b)      If to Intrac or the Sellers, to:

                  424 Madison Avenue
                  New York, NY  10017

                  With a copy to:
                  Astor, Weiss, Kaplan & Rosenblum, LLP
                  The Bellevue, Sixth Floor
                  Broad Street at Walnut
                  Philadelphia, PA  19102
                  Facsimile No.: 215-790-0509
                  Attn:  G. David Rosenblum, Esq.



         All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 14.1 be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 14.1, be deemed given upon receipt of confirmation by an officer of the receiving party, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 14.1, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 14.1. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.



14.2 COVENANTS AGAINST COMPETITION. Intrac and the Sellers acknowledge that WWWX and Acquisition Sub would not purchase the Shares but for the agreements and covenants of the Sellers (the "COVENANTORS"). Accordingly, each of the Covenantors, jointly and severally, covenants and agrees as follows:


         (a) COVENANT NOT TO COMPETE. Such Covenantors shall not at any time for a period of 5 years after Closing (the "RESTRICTED PERIOD") have any ownership interest (of record or beneficial) in, or have any interest as an employee, salesman, consultant, officer or director in, or otherwise aid or assist in any manner, (i) any firm, corporation, partnership, proprietorship or other business that engages in a business which is similar to the Business of Intrac so long as WWWX, Acquisition Sub or ATM (collectively the "WWWX PARTIES") or any successor in interest to the Business remains actively engaged in the Business; provided, however, that any such Covenantors may own, directly or indirectly, solely as an investment, stock in a corporation sold on a securities exchange if such Covenantors (i) are not a controlling person of, or a member of a group which controls, such Person or (ii) does not, directly or indirectly own one percent or more of any class of securities of such Person.

                  I. SOLICITATION OF BUSINESS. During the Restricted Period, such Covenantors shall not solicit or accept or assist any other person to solicit or accept any business which is the same or substantially similar to the Business (other than for the WWWX Parties) from any present or past customer of the Business; or request or advise any present or future customer of the Business to withdraw, curtail or cancel its business dealings with the WWWX Parties or any successor to the WWWX Parties; or commit any other act or assist others to commit any other act which might injure the Business. For purposes of this
                           SECTION 14.2, present or past customer means a customer that has transacted business with Acquisition Sub, Intrac or WWWX, or any of their affiliates or subsidiaries within the previous two years.

                  II. EMPLOYEES. During the Restricted Period, such Covenantors shall not directly or indirectly (i) solicit or encourage any employee of the Business to leave the employment of the WWWX Parties or (ii) hire any employee who has left the employment of the WWWX Parties or any successor to the WWWX Parties if such hiring is proposed to occur within one year after the termination of such employee's employment with the WWWX Parties or any successor to the WWWX Parties;

                  III. CONSULTANTS. During the Restricted Period, such Covenantors shall not directly or indirectly solicit or encourage any consultant then under contract with the WWWX Parties to cease work with such entity.

                  IV. CONFIDENTIAL INFORMATION. From and after the Closing Date, such Covenantors shall keep secret and retain in strictest confidence, and shall not use for the benefit of such Covenantors or any Person other than the WWWX Parties all confidential matters and trade secrets known to them relating to the Business, including, without limitation, customer lists, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans, the software, technical processes, designs and design projects, invention and research projects and other business affairs relating to the Business learned by the Covenantors heretofore or hereafter, and shall not disclose them to anyone outside of the WWWX Parties and any successors to the WWWX Parties except upon the WWWX Parties' express written consent.

                  V. RIGHTS AND REMEDIES UPON BREACH. If any Covenantor breaches, or threatens to commit a breach of any of the provisions of the restrictive covenants contained in this Section, the WWWX Parties shall have the following rights and remedies, each of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the WWWX Parties at law or in equity;

                  VI. SPECIFIC PERFORMANCE. The WWWX Parties shall have the right to seek to have the covenants specifically enforced by any court having equity jurisdiction, all without the need to prove any amount of actual damage, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the WWWX Parties and that monetary damages will not provide an adequate remedy to the WWWX Parties; and

                  VII. ACCOUNTING AND INDEMNIFICATION. The right and remedy to require such Covenantors (i) to account for and pay over to the WWWX Parties all compensation, profits, monies, accruals, increments or other benefits derived by such Covenantors or any associated party deriving such benefits as a result of any such breach of the covenants; and (ii) to indemnify the WWWX Parties against any other losses, damages, including special and consequential damages, costs and expenses, including actual attorneys fees and court costs, which may be incurred by them and which result from or arise out of any such breach or threatened breach of the covenants.

         (b) SEVERABILITY OF COVENANTS. If any court determines that any of the covenants, or any part thereof, is invalid or unenforceable, the remainder of the covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the covenants, or any part thereof, is unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. Such Convenantors hereby waive any and all right to attack the validity of the covenants on the grounds of the breadth of their geographic scope or the length of their term.

         (c) ENFORCEABILITY IN JURISDICTION. The Covenantors and the WWWX Parties intend to and do hereby confer jurisdiction to enforce the covenants upon the courts of any jurisdiction within the geographical scope of such covenants and in which the WWWX Parties are conducting the Business. If the courts of any one or more of such jurisdictions hold the covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Covenantors and the WWWX Parties that such determination not bar or in any way affect the right of the WWWX Parties to the relief provided above in the courts of any other jurisdiction within the geographical scope of such covenants, as to breaches of such covenants in such other respective jurisdictions, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

         (d) DEFINITIVE NON-COMPETITION AGREEMENT; INVENTION AND CONFIDENTIALITY AGREEMENT. To give full effect to the provisions of this Section, such Covenantors shall deliver to the WWWX Parties at the Closing a definitive Non-Competition Agreement containing, among other things, specific descriptions of the types of business activities and the geographic areas to be covered by the covenants, and otherwise in a form provided by the WWWX Parties. Furthermore, such Covenantors shall also deliver to the WWWX Parties at the Closing a definitive Employee Invention and Confidentiality Agreement, whereby such Covenantor, among other things, (i) agrees to hold in strictest confidence all confidential proprietary information and trade secrets of the Business which are in his possession or known to him and (ii) agrees that all inventions (the software) conceived by him while engaged as an employee or independent contractor of the WWWX Parties are the exclusive property of the WWWX Parties. Notwithstanding the foregoing, however, neither the failure of such Covenantors to deliver either of such agreements nor the failure of the WWWX Parties to require the same shall otherwise affect the enforceability of the covenants. Notwithstanding anything contained herein to the contrary, the restrictive covenants contained in this
                  Section 14.2 shall not apply to a Seller in the event of a material breach of this Agreement by any of the WWWX Parties or in the event that Acquisition Sub or ATM terminates the employment agreement with such Seller without cause (as defined therein) or in the event that such Seller terminates said employment agreement as a result of a material breach which is not cured within the cure period provided therein.


14.3     SCHEDULES.

         Any schedules referenced in this Agreement that are not attached to and made a part of this Agreement at the time of execution of this Agreement shall be added prior to Closing, and when added shall be made a part of this Agreement.

14.4     ENTIRE AGREEMENT.

         This Agreement and the Transaction Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

14.5     EXPENSES.

         Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each of WWWX and Acquisition Sub will pay its own costs and expenses, and Intrac and Sellers will pay their own costs and expenses in connection with the negotiation, execution and closing of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby.

14.6     PUBLIC ANNOUNCEMENTS.

         At all times at or before the Closing, Sellers, Intrac, WWWX and Acquisition Sub will not issue or make any reports, statements or releases to the public with respect to this Agreement or the transactions contemplated hereby without the consent of the others, which consent shall not be unreasonably withheld. If any party is unable to obtain the approval of its public report, statement or release from the other parties and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other parties with a copy thereof. Sellers, WWWX and Acquisition Sub will also obtain the other party's prior approval of WWWX of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

14.7     WAIVER.

         Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

14.8     AMENDMENT.

         This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

14.9     NO THIRD PARTY BENEFICIARY.

         The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective heirs, executors, administrators, personal representatives, successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under ARTICLE XII.

14.10    NO ASSIGNMENT; BINDING EFFECT.

         Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of all other parties hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that WWWX and Acquisition Sub may assign any or all of its rights, interests and obligations hereunder to a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, and provided that WWWX and Acquisition Sub shall remain fully liable for the satisfaction of the obligations of such subsidiary. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.


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

14.11    HEADINGS.

         The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

INVALID PROVISIONS.

         If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a Contract executed and performed in such state, without giving effect to the conflicts of laws principles thereof.

COUNTERPARTS.

         This Agreement may be executed in any number of counterparts (including by way of facsimile), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                       THE NEXT PAGE IS THE SIGNATURE PAGE

The parties have executed this Agreement on the date first above written.

                                            WWWX:

                                            WORLDWIDE WEB NETWORX CORPORATION


                                            By /s/ ROBERT D. KOHN
                                               ---------------------------------
                                                 Name: Robert D. Kohn
                                                 Title: President and Chief
                                                        Executive Officer

                                            ACQUISITION SUB:

                                            INTRAC ACQUISITION CORPORATION


                                            By /s/ ROBERT D. KOHN
                                               ---------------------------------
                                                 Name:  Robert D. Kohn
                                                 Title: President


                                            INTRAC:

                                            THE INTRAC GROUP


                                            By /s/ THOMAS A SETTINERI
                                               ---------------------------------
                                                 Name: Thomas A. Settineri
                                                 Title: Chairman and Chief
                                                        Executive Officer


                                            By /s/ GARY K. LEVI
                                               ---------------------------------
                                                 Name: Gary K. Levi
                                                 Title: President and Chief
                                                        Operating Officer

                                            SELLERS:


                                            /s/ THOMAS A. SETTINERI
                                            ------------------------------------
                                            Thomas A. Settineri


                                            /s/ GARY K. LEVI
                                            ------------------------------------
                                            Gary K. Levi